UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 18, 2004




                        Pioneer Natural Resources Company
                       -----------------------------------
             (Exact name of Registrant as specified in its charter)



         Delaware                       1-13245                75-2702753
-----------------------------       ---------------       --------------------
(State or other jurisdiction          (Commission           (I.R.S. Employer
     of incorporation)                File Number)         Identification No.)



5205 N. O'Connor Blvd., Suite 900, Irving, Texas                 75039
------------------------------------------------              -----------
   (Address of principal executive offices)                    (Zip Code)


                                 (972) 444-9001
              ---------------------------------------------------
               Registrant's telephone number, including area code



                                 Not applicable
             ------------------------------------------------------
          (Former name or former address, if changed since last report)

                        PIONEER NATURAL RESOURCES COMPANY

                                TABLE OF CONTENTS


                                                                        Page

Item 5.   Other Events and Regulation FD Disclosure..................     3

Item 7.   Financial Statements and Exhibits

          (c)  Exhibits..............................................     3

Signatures...........................................................     4

Exhibit Index........................................................     5

                        PIONEER NATURAL RESOURCES COMPANY


Item 5.     Other Events and Regulation FD Disclosure

     On February 18, 2004, Pioneer Natural Resources Company issued a news release that is attached hereto as exhibit 99.1. In the news release, the Company announced that on February 16, 2004, its board of directors declared a semi-annual cash dividend of $0.10 per share on its outstanding common stock payable on April 13, 2004 to stockholders of record on March 29, 2004.

Item 7.     Financial Statements and Exhibits

       (c)  Exhibits

            99.1   News Release dated February 18, 2004

                        PIONEER NATURAL RESOURCES COMPANY

                                S I G N A T U R E

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                PIONEER NATURAL RESOURCES COMPANY




Date:   February 18, 2004       By:    /s/ Richard P. Dealy
                                     ------------------------------------------
                                     Richard P. Dealy
                                     Vice President and Chief Accounting Officer

                        PIONEER NATURAL RESOURCES COMPANY

                                  EXHIBIT INDEX


Exhibit No.     Description


  99.1 (a)      News Release dated February 18, 2004


-------------
(a) filed herewith